Exhibit 12(a).2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Commtouch Software Ltd. (the "Company") on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Devyani Patel, Vice President, Finance of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/Devyani Patel
                                                     ----------------
                                                     Devyani Patel
                                                     Vice President, Finance
                                                     July 15, 2003


A signed original of this written statement required by Section 906 has been provided to [name of issuer] and will be retained by Commtouch Software Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.